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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 24 , 2000


                               IndyMac ABS, Inc.
       (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2000, providing for the issuance of the IndyMac ABS,
          Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series
              SPMD 2000-B Home Equity Mortgage Loan Asset-Backed
                       Certificates, Series SPMD 2000-B
                               IndyMac ABS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


         Delaware                            333-47158        95-4685267
         -------------------                 ---------        ----------
      (State or Other Jurisdiction          (Commission       (I.R.S. Employer
       of Incorporation)                     File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                                      91101
       --------------------                                     ------
      (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code (800) 669-2300
                                                          -----

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
Item 5.  Other Events.
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         On July 28, 2000, IndyMac ABS, Inc. (the "Depositor") entered into a
Pooling and Servicing Agreement dated as of July 1, 2000 (the "Agreement"), by and among the Depositor, IndyMac, Inc. ("IndyMac"), as seller (the "Seller") and as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2000-B (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

         Not applicable.

         Not applicable.

         Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of July 1, 2000, by and among the Depositor, the Seller, the Master Servicer and the Trustee.

SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IndyMac ABS, Inc.



                                     By: /s/ Blair Abernathy
                                         ------------------------------------
                                         Blair Abernathy
                                         President



Dated:  March 9, 2001

                                 Exhibit Index
                                 -------------



Exhibit                                                                  Page
-------                                                                  ----

99.1.             Pooling and Servicing Agreement,
                  dated as of July 1, 2000, by
                  and among, the Depositor, the Seller, the Master Servicer and the Trustee